1
                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1993; and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW THEREFORE, each of the undersigned constitutes and appoints JAMES M. OSTERHOFF, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for me and in my name, place, and stead, and in my capacity as a Director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as I might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of February, 1994.


/s/ Richard B. Cheney               /s/ Remedios Diaz-Oliver
- ------------------------------      -----------------------------
Richard B. Cheney                   Remedios Diaz-Oliver


/s/ Grant A. Dove                   /s/ Mary M. Gates
- ------------------------------      -----------------------------
Grant A. Dove                       Mary M. Gates


/s/ Allan D. Gilmour                /s/ Pierson M. Grieve
- ------------------------------      -----------------------------
Allan D. Gilmour                    Pierson M. Grieve


/s/ Shirley M. Hufstedler           /s/ Allen F. Jacobson
- ------------------------------      -----------------------------
Shirley M. Hufstedler               Allen F. Jacobson

2


/s/ Frank P. Popoff                 /s/ Glen L. Ryland
- ------------------------------      -----------------------------
Frank P. Popoff                     Glen L. Ryland


/s/ Jerry O. Williams               /s/ Daniel Yankelovich
- ------------------------------      -----------------------------
Jerry O. Williams                   Daniel Yankelovich

3
                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1993; and

     WHEREAS, the undersigned is an officer or Director, or both, of the Company and holds the office, or offices, in the Company as indicated below his name;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints JAMES M. OSTERHOFF, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 1994.



/s/ Richard D. McCormick           /s/ James M. Osterhoff
- ------------------------------     ------------------------------
Richard D. McCormick               James M. Osterhoff
Chairman of the Board, Chief           Executive Vice President and
  Executive Officer and               Chief Financial Officer
  President